Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,081,633.54
Previously Paid Amount	0.00
Total Fee Amount	7,468.67
Total Offset Amount	0.00
Net Fee	$ 7,468.67